UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2026

H2O America

(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)

(408) 279-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement

The disclosure regarding the Forward Sale Agreements (as defined below) under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 2, 2026, H2O America (the “Company”) issued a press release announcing the Offering (as defined below), and on March 3, 2026, the Company issued a press release announcing that it had priced the Offering. Copies of these press releases are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The Company anticipates that the net proceeds of the Offering, together with proceeds from certain debt financing, will be used to finance the acquisition of Quadvest, L.P. and Quadvest Wholesale, LLC (the “Quadvest Acquisition”) and to pay related fees and expenses and for general corporate purposes, which may include acquisitions, capital expenditures, share repurchases or debt repayment. However, the Offering is not conditioned on the consummation of the Quadvest Acquisition or any future debt financing. If for any reason the Quadvest Acquisition does not close, then the Company expects to use the net proceeds from the Offering for general corporate purposes, which may include acquisitions, capital expenditures, share repurchases or debt repayment, and the Company will not have any obligation to repurchase any or all of the shares of our common stock sold in the Offering.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On March 2, 2026, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, acting in their capacity as forward sellers (in such capacity, the “Forward Sellers”), and JPMorgan Chase Bank, National Association, New York Branch and Wells Fargo Bank, National Association, acting in their capacity as forward purchasers (in such capacity, the “Forward Purchasers”), in connection with the underwritten public offering by the Underwriters (the “Offering”) of 11,484,824 shares (the “Offered Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Of the Offered Shares, 3,937,654 shares were issued and sold by the Company to the Underwriters, and 7,547,170 shares were borrowed from third parties and sold to the Underwriters by the Forward Sellers.

On March 3, 2026, the Underwriters exercised in full their option to purchase an additional 1,722,723 shares of Common Stock pursuant to the Underwriting Agreement.

On March 2, 2026 the Company entered into forward sale agreements (the “Forward Sale Agreements”) with each of the Forward Purchasers, relating to an aggregate of 7,547,170 shares of Common Stock, to be borrowed from third parties and sold by the Forward Sellers to the Underwriters.

The Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at the Company’s discretion on or prior to March 2, 2028. On a settlement date or dates, if the Company decides to physically settle the Forward Sale Agreements, the Company will issue shares of Common Stock to the Forward Purchasers at the then-applicable forward sale price. The forward sale price will initially be $51.2775 per share, which is the price at which the Underwriters have agreed to buy the shares of Common Stock pursuant to the Underwriting Agreement. The Forward Sale Agreements provide that the initial forward sale price will be subject to adjustment based on a floating interest rate factor equal to the overnight bank funding rate less a spread, and will be subject to decrease on each of certain dates specified in the Forward Sale Agreements by amounts related to expected dividends on shares of the Company’s Common Stock during the term of the Forward Sale Agreements. If the overnight bank funding rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price. The forward sale price will also be subject to decrease if the cost to a Forward Seller of borrowing the number of shares of the Company’s Common Stock underlying the applicable Forward Sale Agreement exceeds a specified amount.

Before the issuance of shares of the Company’s Common Stock, if any, upon settlement of the Forward Sale Agreements, the Company expects that the shares issuable upon settlement of the Forward Sale Agreements will be reflected in the Company’s diluted earnings per share calculations using the treasury stock method. Under this method, the number of shares of the Company’s Common Stock used in calculating diluted earnings per share is deemed to be increased by the excess, if any, of the number of shares of the Company’s Common Stock that would be issued upon full physical settlement of the Forward Sale Agreements over the number of shares of the Company’s Common Stock that could be purchased by the Company in the market (based on the average market price of the Company’s Common Stock during the applicable reporting period) using the proceeds receivable upon full physical settlement (based on the adjusted forward sale price at the end of the applicable reporting period). Consequently, the Company anticipates there will be no dilutive effect on the Company’s earnings per share except during periods when the average market price of shares of the Company’s Common Stock is above the applicable adjusted forward sale price, which is initially $51.2775 per share, subject to increase or decrease based on the overnight bank funding rate, less a spread, and subject to decrease by amounts related to expected dividends on shares of the Company’s Common Stock during the term of the Forward Sale Agreements.

However, if the Company decides to physically or net share settle the Forward Sale Agreements, delivery of shares of the Company’s Common Stock on any physical or net share settlement of the Forward Sale Agreements will result in dilution to the Company’s earnings per share.

The Forward Sale Agreements will be physically settled, unless the Company elects to settle the Forward Sale Agreements in cash or to net share settle the Forward Sale Agreements (which the Company has the right to do, subject to certain conditions). If the Company decides to physically settle or net share settle the Forward Sale Agreements, delivery of shares of Common Stock upon any physical settlement or net share settlement of the Forward Sale Agreements will result in dilution to the Company’s earnings per share. If the Company elects cash or net share settlement for all or a portion of the shares of Common Stock underlying such Forward Sale Agreements, the Company would expect each of the Forward Purchasers or their respective affiliates to purchase a number of shares of Common Stock equal to the portion for which the Company elects cash or net share settlement to the extent necessary to satisfy its obligations to return the shares of the Company’s Common Stock the Forward Purchasers or their respective affiliates have borrowed in connection with sales of Common Stock in the Offering and, if applicable in connection with net share settlement, to deliver shares of Common Stock to the Company. If the market value of Common Stock at the time of such purchase is above the forward sale price at that time, the Company will pay or deliver, as the case may be, to the Forward Purchasers under the Forward Sale Agreements, an amount in cash, or a number of shares of Common Stock with a market value, equal to such difference. Any such difference could be significant. Conversely, if the market value of Common Stock at the time of such purchase is below the forward sale price at that time, the Forward Purchasers will pay or deliver, as the case may be, to the Company under the Forward Sale Agreements, an amount in cash, or a number of shares of Common Stock with a market value, equal to such difference.

Each Forward Purchaser will have the right to accelerate its respective Forward Sale Agreement (or, in certain cases, the portion thereof that it determines is affected by the relevant event) and require the Company to physically settle such Forward Sale Agreement on a date specified by such Forward Purchaser if:

•	in the good faith, commercially reasonable judgment of such Forward Purchaser, it or its affiliate, is unable to hedge its exposure to the transactions contemplated by such Forward Sale Agreement because of the lack of sufficient shares of the Company’s Common Stock being made available for borrowing by stock lenders, or it, or its affiliate, is unable to borrow such number of shares at a rate equal to or less than an agreed maximum stock loan rate;

•	the Company declares any dividend or distribution on shares of the Company’s Common Stock payable in (i) cash in excess of a specified amount (other than an extraordinary dividend), (ii) securities of another company, or (iii) any other type of securities (other than the Company’s Common Stock), rights, warrants, or other assets for payment (cash or other consideration) at less than the prevailing market price, as reasonably determined by such Forward Purchaser;

•	certain ownership thresholds applicable to such Forward Purchaser are exceeded;

•	an event is announced that, if consummated, would result in an extraordinary event (as defined in such Forward Sale Agreement), including, among other things, certain mergers and tender offers, as well as certain events such as a delisting of the Company’s Common Stock (each as more fully described in the relevant Forward Sale Agreement); or

•	certain other events of default or termination events occur, including, among other things, any material misrepresentation made by the Company in connection with entry into such Forward Sale Agreement, the Company’s bankruptcy (except as described in the prospectus supplement) or certain changes in law (each as more fully described in each Forward Sale Agreement).

In the ordinary course of their respective businesses, the Forward Purchasers and the Forward Sellers and/or their affiliates have in the past and may in the future provide the Company and its affiliates with financial advisory and other services for which they have and in the future will receive customary fees. For example, the Forward Purchasers and affiliates of the Underwriters are lenders under the Company’s credit facilities. In connection with their participation in the Company’s credit facilities, the Forward Purchasers and such affiliates of the Underwriters receive customary fees, and to the extent that the Company uses any of the net proceeds of the Offering to repay future borrowings outstanding under the Company’s credit facilities, the Forward Purchasers and such affiliates of the Underwriters will receive their proportionate share of any amount of the Company’s credit facilities that is repaid with the net proceeds of the Offering.

The foregoing descriptions of the Underwriting Agreement and the Forward Sale Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Forward Sale Agreements, which are filed as Exhibit 1.1, Exhibit 10.1 and Exhibit 10.2, hereto, respectively, and are incorporated herein by reference.

The Offered Shares are being offered and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-282881) (the “Registration Statement”). Attached hereto as Exhibit 5.1 is the opinion of counsel regarding the validity of the Offered Shares.

Cautionary Statement Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws relating to the Offering and the anticipated timeline for the Offering, as well as anticipated future performance, financial and other benefits, scale, diversification, synergies and strategic direction of the combined operations. These statements are based on current expectations, estimates, forecasts, and projections about the Company and its subsidiaries and the industries in which the Company and its subsidiaries operate and the beliefs and assumptions of the management of the Company. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Important factors that could cause or contribute to such differences include, but are not limited to, those discussed in other reports and documents the Company files with the Securities and Exchange Commission (the “SEC”), specifically the most recent Form 10-K and reports on Form 8-K filed with the SEC, each as it may be amended from time to time. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risks associated with the proposed transactions with Quadvest, L.P., a Texas limited partnership, and Quadvest Wholesale, LLC, a Texas limited liability company (together “Quadvest”), including, the risk of the proposed transactions not closing on the anticipated timeline, or at all, the ability to obtain required regulatory approvals, and the ability to successfully integrate Quadvest’s operations and realize the projected financial and other benefits of the proposed transactions; (2) the effect of water, utility, environmental and other governmental policies and regulations, including regulatory actions concerning rates, authorized return on equity, authorized capital structures, capital expenditures, per- and polyfluoroalkyl substances (“PFAS”) and other decisions; (3) changes in demand for water and other services; (4) unanticipated weather conditions and changes in seasonality including those affecting water supply and customer usage; (5) the effect of the impacts of climate change; (6) unexpected costs, charges or expenses; (7) our ability to successfully evaluate investments in new business and growth initiatives; (8) contamination of our water supplies and damage or failure of our water equipment and infrastructure; (9) the risk of work stoppages, strikes and other labor-related actions; (10) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, hurricanes, terrorist acts, physical attacks, cyber-attacks, epidemic or similar occurrences; (11) changes in general economic, political, business and financial market conditions; (12) the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, changes in interest rates, compliance with regulatory requirements, compliance with the terms and conditions of our outstanding indebtedness, and general market and economic conditions; and (13) legislative and general market and economic developments. Actual results are subject to other risks and uncertainties that relate more broadly to our overall business, including those more fully described in our filings with the SEC, including our most recent reports on Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and the Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document

1.1*	Underwriting Agreement, dated March 2, 2026, by and among the Company, the Underwriters, the Forward Purchasers and the Forward Sellers.
5.1*	Opinion of Sullivan & Cromwell LLP as to the legality of the Offered Shares.
10.1*	Forward Sale Agreement, dated March 2, 2026, by and between the Company and JPMorgan Chase Bank, National Association, in its capacity as a Forward Purchaser.
10.2*	Forward Sale Agreement, dated March 2, 2026, by and between the Company and Wells Fargo Bank, National Association, in its capacity as a Forward Purchaser.
23.1*	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).
99.1*	Press Release, dated March 2, 2026
99.2*	Press Release, dated March 3, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O America

Date: March 4, 2026	/s/ Ann P. Kelly
Ann P. Kelly
Chief Financial Officer and Treasurer